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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 25, 1996



                                 AGTsports, INC.
               (Exact Name of Issuer as specified in its charter)



   Colorado                  0-21914                      84-1165916
(State or other            (Commission             (IRS Employer File Number)
jurisdiction of             File No.)
incorporation)



                        6890 South Tucson Way, Suite 202
                           Englewood, Colorado  80112
               (Address of principal executive offices zip code)



                                (303) 792-5000
              (Registrant's telephone number, including area code)


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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS.
          Mr. Gary W. Crews has been named the President of the Registrant, effective immediately, under the terms of a five year employment agreement. Mr. Crews previously served as the President of XETA Reservations and as Vice President of Fairway Systems in the Golf Tee Time Reservation industry.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable


Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AGTsports, INC.


                                        By:  /s/ B. Mack DeVine
                                           -------------------------------
                                             B. Mack DeVine
                                             President

Dated: November 25, 1996